UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2017 (October 31, 2017)

 AG Mortgage Investment Trust, Inc.

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 26th floor

New York, New York 10167

(212) 692-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results Of Operations And Financial Condition.

On October 31, 2017, AG Mortgage Investment Trust, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2017 (the “Release”).

Pursuant to the rules and regulations of the Securities and Exchange Commission, the Release is attached to this Report as Exhibit 99.1 and the information contained in the Release is incorporated into this Item 2.02 by this reference. The information contained in this Item 2.02 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01	Other Events.

On October 31, 2017, the Company announced that the Board of Directors of the Company (the “Board”) appointed Thomas (TJ) Durkin, the Company’s Co-Portfolio Manager, to the position of Chief Investment Officer, effective immediately. Mr. Durkin succeeds David Roberts, who will remain the Company’s Chief Executive Officer and Chairman of the Board.

In addition to his responsibilities as Chief Investment Officer of the Company, Mr. Durkin will continue to serve as a Managing Director of Angelo, Gordon & Co., L.P. (“Angelo, Gordon”), the parent company of the Company’s external manager, and as Head Trader of Angelo, Gordon’s Residential and Consumer Debt business. Additionally, he will continue to manage the Company’s portfolio alongside Co-Portfolio Manager, Yong Joe, who also serves as Head of Quantitative Research of Angelo, Gordon’s Residential and Consumer business. Mr. Durkin and Mr. Joe, both of whom joined Angelo, Gordon in 2008 and have helped manage the Company’s portfolio since inception in 2011, lead a team of over 20 Angelo, Gordon professionals who will continue to direct the Company’s investments.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors. Additional information concerning these and other risk factors are contained in the Company’s filings with the Securities and Exchange Commission (“SEC”). Copies are available free of charge on the SEC’s website, http://www.sec.gov/, including its most recent Annual Report on Form 10-K and subsequent filings. All information in this Current Report on Form 8-K is as of October 31, 2017. The Company undertakes no duty to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 31, 2017, issued by AG Mortgage Investment Trust, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2017	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ RAUL E. MORENO
Name: Raul E. Moreno
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated October 31, 2017, issued by AG Mortgage Investment Trust, Inc.

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